                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     CRAIG O. McCAW
                              Name:  Craig O. McCaw
Dated:  March 30, 1994
                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     STEVEN W. HOOPER
                              Name:  Steven W. Hooper
Dated:  March 9, 1994
                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     WAYNE M. PERRY
                              Name:  Wayne M. Perry
Dated:  March 30, 1994

                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     JAMES L. BARKSDALE
                              Name:  James L. Barksdale
Dated:  March 30, 1994

                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     JOHN W. STANTON
                              Name:  John W. Stanton
Dated:  March 15, 1994

                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     JOHN E. McCAW, JR.
                              Name:  John E. McCaw, Jr.
Dated:  March 8, 1994

                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     BRUCE R. McCAW
                              Name:  Bruce R. McCaw
Dated:  March 30, 1994
                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     HAROLD S. EASTMAN
                              Name:  Harold S. Eastman
Dated:  March 8, 1994

                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     HAROLD W. ANDERSEN
                              Name:  Harold W. Andersen
Dated:  March 8, 1994
                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     DANIEL J. EVANS
                              Name:  Daniel J. Evans
Dated:  March 7, 1994

                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     JOHN C. McDONALD
                              Name:  John C. McDonald
Dated:  March 8, 1994

                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     STUART M. SLOAN
                              Name:  Stuart M. Sloand
Dated:  March 15, 1994

                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     MALCOLM ARGENT
                              Name:  Malcolm Argent
Dated:  March 30, 1994

                             POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, for the fiscal year ending December 31, 1993 for McCaw Cellular Communications, Inc., and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                     BRUCE R. BOND
                              Name:  Bruce R. Bond
Dated:  March 30, 1994